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                                                                   EXHIBIT 10.38


                       FIRST AMENDMENT TO LEASE AGREEMENT


      This First Amendment to Lease Agreement (the "First Amendment") is made and entered into as of this 21st day of January, 2003, by and between Phoenix Industrial Investment Partners, L.P., an Arizona limited partnership ("Landlord") and SpeedFam - IPEC, Inc., an Illinois corporation ("Tenant").

                                    RECITALS

      A. Landlord and Tenant entered into that certain Lease Agreement dated June 21, 2002 (the "Lease"), pursuant to which Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord, certain premises located at 300 North 56th Street and 305 North 54th Street, Chandler, Arizona, as more particularly described in the Lease ("Leased Premises"), on all of the terms and conditions set forth therein.

      B. On or about December 6, 2002, all of Tenant's outstanding capital stock was acquired by Novellus Systems, Inc., a California corporation ("Novellus") pursuant to a reverse triangular merger which resulted in Tenant becoming a wholly owned subsidiary of Novellus ("Merger").

      C. Tenant and Landlord now desire to amend the Lease on the terms and conditions set forth herein.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Tenant and Landlord hereby agree as follows:

            1. Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Lease.

            2. Modifications to Lease. Landlord and Tenant hereby agree that from and after the date of this First Amendment, the Lease shall be modified as follows:

                  a Section 25(b) of the Lease Agreement is hereby amended to provide that in every instance where Tenant is required to provide financial statements pursuant to Section 25(b) of the Lease Agreement, Tenant may provide, in lieu thereof, consolidated financial statements of Tenant and Novellus Systems, Inc., the parent company of Tenant.

                  b Although Landlord acknowledges that Landlord's consent is not required under Section 23 of the Lease, Landlord hereby consents to the Merger. Landlord further acknowledges that Landlord has no right, title or interest in and to any "Transfer Consideration" in connection with the Merger.

                  c Concurrently herewith Novellus will enter into a Lease Guaranty for the benefit of Landlord wherein Novellus guarantees the full and prompt performance of Tenant's obligations under the Lease. The Lease Guaranty will be substantially in the form attached hereto as Exhibit A.

                  d Section 30 of the Lease Agreement is hereby amended to provide that in every instance a notice is to be provided to Tenant under the Lease such notice shall be provided to Tenant at SpeedFam-IPEC, Inc., c/o Novellus Systems, Inc., 4000 North First Street, San Jose, California
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      95134, Attention: Kevin S. Royal, with a copy to Morrison & Foerster LLP,
      755 Page Mill Road, Palo Alto, California 94304, Attention: Richard Scudellari.

            3. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of Arizona.

            4. Counterparts. This First Amendment may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of the First Amendment transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

            5. Reaffirmation of Lease. Landlord and Tenant hereby acknowledge and agree that the Lease, as modified by this First Amendment, is hereby reaffirmed, ratified, and confirmed in its entirety. Except as set forth herein, the Lease remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Lease and this First Amendment, the terms of this First Amendment shall control.

      IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first written above.



                  LANDLORD:   PHOENIX INDUSTRIAL INVESTMENT PARTNERS, L.P.
                              an Arizona limited partnership

                              By:   Glen Una Management Company,
                                    a California corporation
                                    its General Partner

                                    By: /s/ Kenneth Levy
                                    Name: Kenneth Levy
                                    Its: President


                  TENANT:     SPEEDFAM - IPEC, INC.,
                              an Illinois corporation

                              By: /s/ Kevin Royal
                              Name: Kevin Royal
                              Its: President